VOYA INVESTORS TRUST

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

Voya Retirement Moderate Growth Portfolio

Voya Retirement Moderate Portfolio

VOYA PARTNERS, INC.

Voya Solution Aggressive Portfolio

Voya Solution Balanced Portfolio

Voya Solution Conservative Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Solution Moderately Conservative Portfolio

Voya Solution 2020 Portfolio

Voya Solution 2025 Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated August 29, 2018

to the current Prospectuses, each dated May 1, 2018, for the above named Portfolios

(each a “Prospectus” and collectively the “Prospectuses”)

Effective immediately, the section entitled “Key Information about the Underlying Funds” of the Portfolios’ Prospectuses is hereby revised as follows:

1.	The following paragraphs are added to the section entitled “Key Information about the Underlying Funds – Unaffiliated Underlying Funds” of the Portfolios’ Prospectuses:

Underlying Fund: Schwab U.S. TIPS ETFTM

Investment Adviser: Charles Schwab Investment Management, Inc.

Investment Objective: Track as closely as possible, before fees and expenses, the total return of the Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) (“Index”).

Main Investments: The fund generally invests in securities that are included in the Index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the Index. The fund will generally seek to replicate the performance of the Index by giving the same weight to a given security as the Index does. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its Index. The principal types of these investments include those that the investment adviser believes will help the fund track the Index, such as investments in (a) securities that are not represented in the Index but the investment adviser anticipates will be added to the Index; (b) high-quality liquid short-term investments, such as securities issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities; and (c) other investment companies. The fund may also invest in cash, cash equivalents, including money market funds, enter into repurchase agreements, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. The investment adviser typically seeks to track the total return of the Index by replicating the Index. However, the investment adviser may use statistical sampling techniques if the investment adviser believes such use will best help the fund track its index or is otherwise in the best interest of the fund. The investment adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the Index.

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